Exhibit 10.7

FIRST AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

            THIS FIRST AMENDMENT AGREEMENT ("Amendment') is entered into as July 10th, 2007, by and between the TRUSTIES OF DARTMOUTH COLLEGE, a non-profit educational and research institution existing under the laws of the State of New Hampshire (-hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June I, 2007, (the "Agreement"): and

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree. to amend the Agreement as follows:

In Section 9. Contract Period: The "Contract Period" shall mean the period commencing on the Effective Date and ending on October I, 2008.

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of 55,000 designated for payment to the. California Pacific Medical Center Research Institute (CPMCR1) to test the Bis(9-Aminoacridine) compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCR1 and its investigator Dr. Lixi Yang_

In Section IS. Payments;

As of the effective date of this amendment, the remaining three (3) quarterly payments will he suspended until October 1, 2007 and will be paid quarterly from October 1, 2007 thereafter.

            All other terms and conditions shall remain the same.

IN WITNESS WREHEOF, the parties have duly executed this Amendment as of the date written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	7-11-07	Date	7-11-07

SECOND AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS SECOND AMENDMENT AGREEMENT ("Amendment") is entered into as November 13, 2007, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); and a First Amendment dated July 10, 2007.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of $12,000 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis(9-Aminoacridine) compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek Greg Wujek President, CEO	By: Title	______________ ______________
Date:	11-13-07	Date	______________

THIRD AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS THIRD AMENDMENT AGREEMENT ("Amendment") is entered into as of November 26, 2007, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); a First Amendment dated July 10, 2007; and a Second Amendment dated November 13, 2007.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of $6,000 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis(9-Aminoacridine) compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	12-5-7	Date	12-4-07

FOURTH AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS FOURTH AMENDMENT AGREEMENT ("Amendment") is entered into as of March 14, 2008, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); a First Amendment dated July 10, 2007; and a Second Amendment dated November 13, 2007; and a Third Amendment dated November 26, 2007.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of $80,800 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis(9-Aminoacridine) compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	3-14-08	Date	March 17, 2008

FIFTH AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS FIFTH AMENDMENT AGREEMENT ("Amendment") is entered into as of March 20, 2008, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); a First Amendment dated July 10, 2007; a Second Amendment dated November 13, 2007; a Third Amendment dated November 26, 2007, and a Fourth Amendment dated March 14, 2008.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, shall be amended to read as follows:

Phytomedical shall pay Dartmouth additional research support in the amount of $80,800 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis(9-Aminoacridine), Bis-Pyridocarbazole and Bis-Carbazole compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC	TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	Date	March 20, 2009

SIXTH AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS SIXTH AMENDMENT AGREEMENT ("Amendment") is entered into as of October 1, 2008, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Daitinouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); a First Amendment dated July 10, 2007; a Second Amendment dated November 13, 2007; a Third Amendment dated November 26, 2007; a Fourth Amendment dated March 14, 2008; and A Fifth Amendment dated March 20, 2008.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 9. Contract Period, shall be amended to read:

The "Contract Period" shall mean the period commencing on the Effective Date and ending on September 30, 2009.

In Section 10. Research Support, the following shall be added:

PHYTOMEDICAL shall provide additional research support to Dartmouth for laboratory research at a level of $47,000 for the Contract Period in accordance with the attached budget, which makes up Attachment C, and the attached Research Plan which makes up Attachment D.

In Section 18. Payments, the following shall be added:

As per this Sixth Amendment, the additional $47,000, as defined in the amended Section 10, will be paid quarterly from October 1, 2008, the first to be due on October 1, 2008 and every three months thereafter. Subsequent payments after the initial payment will be due within 30 days of PHYTOMEDICAL's receipt of Dartmouth's invoice.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	10-1-08	Date	Sept. 24, 2008

SEVENTH AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS SEVENTH AMENDMENT AGREEMENT ("Amendment") is entered into as of February 26, 2009, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a nonprofit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); Amended on July 10, 2007, November 13, 2007, November 26, 2007, March 14, 2008, March 20, 2008, and October 1, 2008.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of $18,960 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis-Acridine, Bis-pyridocarbazole and Bis-carbazole Antitumor Compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	3-2-09	Date	2-26-09

EIGHTH AMENDMENT TO
DARTMOUTH — PHYTOMEDICAL TECHNOLOGIES, INC. RESEARCH
AGREEMENT

THIS EIGHTH AMENDMENT AGREEMENT ("Amendment") is entered into as of May 26, 2009, by and between the TRUSTEES OF DARTMOUTH COLLEGE, a non-profit educational and research institution existing under the laws of the State of New Hampshire (hereinafter "Dartmouth") and PHYTOMEDICAL TECHNOLOGIES, INC. a Corporation of the State of Nevada (hereinafter "Phytomedical").

WHEREAS, the parties previously entered into that certain Research Agreement dated June 1, 2007, (the "Agreement"); Amended on July 10, 2007, November 13, 2007, November 26, 2007, March 14, 2008, March 20, 2008, October 1, 2008, and February 26, 2009.

WHEREAS, the parties desire to amend such Agreement as further set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants herein contained, the parties hereby agree to amend the Agreement as follows:

In Section 10. Research Support, the following shall be added:

Phytomedical shall pay Dartmouth additional research support in the amount of $5,000 designated for payment to the California Pacific Medical Center Research Institute (CPMCRI) to test the Bis-Acridine, Bis-pyridocarbazole and Bis-carbazole Antitumor Compounds, which are the subject of the aforementioned Research Agreement, in certain assays available through CPMCRI and its investigator Dr. Lixi Yang.

All other terms and conditions shall remain the same.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above:

PHYTOMEDICAL, INC		TRUSTEES OF DARTMOUTH COLLEGE

By: Title:	/s/Greg Wujek Greg Wujek President, CEO	By: Title	/s/Alla Kan Alla Kan Director Technology Transfer Office
Date:	5-27-09	Date	5-27-09